BUSINESS COMBINATION AND ASSET ACQUISITION (Calculation of the purchase consideration) (Details) - Loto Interactive ¥ in Thousands, $ in Thousands, $ in Thousands	Jun. 18, 2021 HKD ($)	Jun. 18, 2021 USD ($)	Mar. 31, 2021 HKD ($)	Mar. 31, 2021 USD ($)	Mar. 31, 2021 CNY (¥)	Jun. 07, 2017 HKD ($)
Business Acquisition [Line Items]
Exchange rate			0.1286	0.1286	0.1286
Re-measurement of the fair value of previously-held equity interest			$ 79,280	$ 10,200
Purchase price at acquisition close on March 31, 2021	$ 26,224	$ 3,378	105,000	13,503	¥ 88,200	$ 322,200
Fair value of non-controlling shareholders			155,715	20,029
Total allocated purchase price			$ 339,995	$ 43,732